Unit-Based Compensation Plans	12 Months Ended
Dec. 31, 2013
Share-based Compensation, Allocation and Classification in Financial Statements [Abstract]
Unit-Based Compensation Plans
UNIT-BASED COMPENSATION PLANS:
We, ETP, Sunoco Logistics and Regency have issued equity incentive plans for employees, officers and directors, which provide for various types of awards, including options to purchase Common Units, restricted units, phantom units, distribution equivalent rights (“DERs”), common unit appreciation rights, and other unit-based awards.
ETE Long-Term Incentive Plan
The Board of Directors or the Compensation Committee of the board of directors of the our General Partner (the “Compensation Committee”) may from time to time grant additional awards to employees, directors and consultants of ETE’s general partner and its affiliates who perform services for ETE. The plan provides for the following types of awards: restricted units, phantom units, unit options, unit appreciation rights and distribution equivalent rights. The number of additional units that may be delivered pursuant to these awards is limited to 6,000,000 units. As of December 31, 2013, 5,693,789 units remain available to be awarded under the plan.
In December 2013, 1,540,000 Class D Units were granted to an ETE employee, Jaime Welch. Under the terms of the Class D Unit Agreement, 30% of the Class D Units granted to Welch will convert to ETE common units on a one-for-one basis on March 31, 2015, and the remaining 70% will convert to ETE common units on a one-for-one basis on March 31, 2018, subject in each case to (i) Mr. Welch being in Good Standing with ETE (as defined in the Class D Unit Agreement) and (ii) there being a sufficient amount of gain available (based on the ETE partnership agreement) to be allocated to the Class D Units being converted so as to cause the capital account of each such unit to equal the capital account of an ETE Common Unit on the conversion date. See further discussion at Note 8 to our consolidated financial statements.
During 2013, no awards were granted to ETE employees except the 1,540,000 Class D Units discussed above and 12,084 ETE units were granted to non-employee directors. Under our equity incentive plans, our non-employee directors each receive grants that vest ratably over three years and do not entitle the holders to receive distributions during the vesting period.
During 2013, a total of 56,048 ETE Common Units vested, with a total fair value of $2.1 million as of the vesting date. As of December 31, 2013, excluding Class D units, a total of 65,980 restricted units granted to ETE employees and directors remain outstanding, for which we expect to recognize a total of less than $1 million in compensation over a weighted average period of 1.7 years. As of December 31, 2013, a total of 1,540,000 Class D Units granted to Mr. Welch remain outstanding, for which we expect to recognize a total of $37 million in compensation over a weighted average period of 3.5 years.
ETP Unit-Based Compensation Plans
Unit Grants
ETP has granted restricted unit awards to employees that vest over a specified time period, typically a five-year service vesting requirement, with vesting based on continued employment as of each applicable vesting date. Upon vesting, ETP Common Units are issued. These unit awards entitle the recipients of the unit awards to receive, with respect to each ETP Common Unit subject to such award that has not either vested or been forfeited, a cash payment equal to each cash distribution per ETP Common Unit made by ETP on its Common Units promptly following each such distribution by ETP to its Unitholders. We refer to these rights as “distribution equivalent rights.” Under ETP’s equity incentive plans, ETP’s non-employee directors each receive grants with a five-year service vesting requirement.
Award Activity
The following table shows the activity of the ETP awards granted to employees and non-employee directors:

	Number of ETP Units	Weighted Average Grant-Date Fair Value Per ETP Unit
Unvested awards as of December 31, 2012	1.9	$46.95
Awards granted	2.1	50.54
Awards vested	(0.6)	45.62
Awards forfeited	(0.2)	45.72
Unvested awards as of December 31, 2013	3.2	49.65

During the years ended December 31, 2013, 2012 and 2011, the weighted average grant-date fair value per unit award granted was $50.54, $43.93 and $48.35, respectively. The total fair value of awards vested was $26 million, $29 million and $27 million, respectively, based on the market price of ETP Common Units as of the vesting date. As of December 31, 2013, a total of 3.2 million unit awards remain unvested, for which ETP expects to recognize a total of $116 million in compensation expense over a weighted average period of 2.1 years.
Sunoco Logistics Unit-Based Compensation Plan
Sunoco Logistics’ general partner has a long-term incentive plan for employees and directors, which permits the grant of restricted units and unit options of Sunoco Logistics covering an additional 0.6 million Sunoco common units. As of December 31, 2013, a total of 0.6 million Sunoco Logistics restricted units were outstanding for which Sunoco Logistics expects to recognize $21 million of expense over a weighted-average period of 2.8 years.
Related Party Awards
McReynolds Energy Partners, L.P., the general partner of which is owned and controlled by an ETE officer, awarded to certain officers of ETP certain rights related to units of ETE previously issued by ETE to such ETE officer. These rights include the economic benefits of ownership of these ETE units based on a five-year vesting schedule whereby the ETP officers vested in the ETE units at a rate of 20% per year. As these ETE units conveyed to the recipients of these awards upon vesting from a partnership that is not owned or managed by ETE or ETP, none of the costs related to such awards were paid by ETP or ETE. As these units were outstanding prior to these awards, these awards did not represent an increase in the number of outstanding units of either ETP or ETE and were not dilutive to cash distributions per unit with respect to either ETP or ETE.
ETP recognized non-cash compensation expense over the vesting period based on the grant-date fair value of the ETE units awarded to the ETP employees assuming no forfeitures. For the years ended December 31, 2013, 2012 and 2011, ETP recognized non-cash compensation expense, net of forfeitures, of less than $1 million, $1 million and $2 million, respectively, as a result of these awards. As of December 31, 2013, no rights related to ETE common units remain outstanding.
Regency Unit-Based Compensation Plans
Regency has the following awards outstanding as of December 31, 2013:

•	142,550 Regency Common Unit options, all of which are exercisable, with a weighted average exercise price of $22.04 per unit option; and

•	982,242 Regency Phantom Units, with a weighted average grant date fair value of $23.16 per Phantom Unit.
Regency expects to recognize $19 million of compensation expense related to the Regency Phantom Units over a period of 3.3 years.